Summary Prospectus	February 27, 2017
AMG River Road Long-Short Fund
(formerly ASTON/River Road Long-Short Fund)

Class N: ARLSX	Class I: ALSIX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated February 27, 2017, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The Fund seeks to provide absolute return while minimizing volatility over a full market cycle.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class N	Class I
Management Fee[1]	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses[1,2]
Other Operating Expenses	0.44%	0.44%
Dividend and Interest Expense on Short Sales	1.78%	1.78%
Total Other Expenses[1,2]	2.22%	2.22%
Acquired Fund Fees and Expenses	0.09%	0.09%
Total Annual Fund Operating Expenses	3.41%	3.16%
Fee Waiver and Expense Reimbursements[3]	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[3]	3.32%	3.07%
[1]	Expense information has been restated to reflect current fees.
[2]	Other expenses include dividends or interest on short sales of securities, which are paid to the lender of the security, and stock loan fees, which are paid to the prime broker.
[3]	AMG Funds LLC (the “Investment Manager”) has contractually agreed to waive management fees and/or reimburse ordinary operating expenses, not including interest, taxes, brokerage commissions, other investment-related costs, shareholder servicing fees, distribution and service (12b-1) fees, extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and acquired fund fees and expenses, through February 28, 2018, to the extent that operating expenses exceed 1.12% of the Fund’s average daily net assets (the “Operating Expense Limit”). Prior to February 28, 2018, the arrangement may be amended or terminated only by a vote of the Board of Trustees of AMG Funds IV.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through February 28, 2018. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$335	$1,039	$1,766	$3,688
Class I	$310	$ 966	$1,647	$3,460
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 298% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its investment objective primarily by taking long and short positions in equity securities. The Fund’s subadviser believes that a combination of long and short positions may provide positive returns through a complete market cycle and may offer reduced risk. The allocation between long and short positions is a result of the fundamental investment process. The Fund does not intend to be market neutral and anticipates that it will normally hold a higher percentage of its assets in long positions (i.e., the Fund will be “net long”). The Fund’s long and short equity investments consist primarily of domestic common stock and real estate investment trusts (“REITs”) but may also include other types of equity securities such as foreign stock, preferred stock, convertible preferred stocks, publicly traded partnerships (“PTPs”) and convertible bonds. The Fund may use instruments such as exchange-traded funds (“ETFs”), options, futures and other index-based investments to manage its exposure between long and short positions. The use of derivative instruments, if any, is expected to consist primarily of put and call options on securities and securities indices. Cash is a residual of the investment process. When the subadviser is unable to find investment opportunities that meet the Fund’s criteria, the Fund’s cash balances may increase. The Fund is classified as non-diversified.
The subadviser’s investment philosophy is based upon its proprietary Absolute Value® approach, which seeks to provide attractive, sustainable, low volatility returns over the long term, while reducing downside portfolio risk. When the Fund takes a

SUM096-0217

AMG River Road Long-Short Fund SUMMARY PROSPECTUS

long position, it purchases a stock outright. The Fund takes long positions in securities that the subadviser believes will rise in value. For long positions, the subadviser seeks to identify companies it believes have certain characteristics including:
•	Security price that is at a discount to assessed valuation as determined by the subadviser’s unique and proprietary Absolute Value® approach
•	Attractive business model
•	Shareholder-oriented management
•	Financial strength
•	Undiscovered, under-followed, misunderstood
The Fund takes short positions in securities that the subadviser believes will go down in value. For short positions, the subadviser seeks to identify companies it believes have certain characteristics including:
•	Challenged business model
•	Low price and earnings momentum
•	Financial weakness
•	Poor shareholder-orientation
•	Security price that is at a premium to assessed valuation as determined by the subadviser’s unique and proprietary Absolute Value® approach
When the Fund takes a short position, it sells a security that it does not own at the current market price in anticipation that the market price will go down. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security in the open market at the time of closing out the short sale. The price at such time may be more or less than at the time the security was sold short. Until the borrowed security is returned, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost to the Fund of taking the short position. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed.
The Fund’s net market exposure will fluctuate with market opportunities but will generally be between 10% and 90%. To seek to manage risk the subadviser may use controls and techniques to systemically reduce market exposure upon the occurrence of certain trigger events.
The subadviser’s investment process generally results in higher portfolio turnover.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Derivatives Risk—the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Exchange-Traded Fund Risk—because exchange-traded funds incur their own costs, investing in them could result in a higher cost to the investor.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.

2	AMG Funds

AMG River Road Long-Short Fund SUMMARY PROSPECTUS

Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.
PTP Risk— investing in PTPs (including master limited partnerships) involves special risks in addition to those typically associated with publicly traded companies. PTPs are exposed to the risks of their underlying assets, which in many cases includes the same types of risks as energy and natural resources companies, such as commodity pricing risk, supply and demand risk and depletion and exploration risk. PTPs are also subject to capital markets risk, which is the risk that they may be unable to raise capital to execute their growth strategies. PTPs are also subject to tax risk, which is the risk that PTPs may lose their partnership status for tax purposes. The Fund’s ability to make investments in certain PTPs, including master limited partnerships, can be limited by the Fund’s intention to qualify as a regulated investment company, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a regulated investment company may be jeopardized.
REIT Risk— securities of REITs may be affected by changes in the values and rental rates of their underlying properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, which may be subject to defaults by borrowers and self-liquidations. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. Real estate prices and rental rates are also affected by general economic conditions. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the consumer discretionary and information technology sectors may comprise a significant portion of the Fund's portfolio.  The consumer discretionary sector may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competitive pressures.  The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions.
Short Sales Risk—a short sale of a security involves the theoretical risk of unlimited loss because of potential unlimited increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance compares to that of two broad-based securities market indices.  As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.  To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/16 (Class N)
Best Quarter: 6.75% (1st Quarter 2013)
Worst Quarter: -3.69% (1st Quarter 2014)
Average Annual Total Returns as of 12/31/16
AMG River Road Long-Short Fund	1 Year	5 Years	Since Inception
Class N Return Before Taxes
	4.36%	5.71%	4.99% [1]
Class N Return After Taxes on Distributions
	4.36%	4.83%	4.22% [1]
Class N Return After Taxes on Distributions and Sale of Fund Shares
	2.47%	4.21%	3.68% [1]
Class I Return Before Taxes
	4.50%	_	3.73% [2]
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)
	12.74%	14.67%	11.39% [1]

AMG Funds	3

AMG River Road Long-Short Fund SUMMARY PROSPECTUS

Average Annual Total Returns as of 12/31/16 (continued)
AMG River Road Long-Short Fund	1 Year	5 Years	Since Inception
50% Russell 3000® Index/50% BofA Merrill Lynch 3-Month U.S. T-Bill Index (reflects no deduction for taxes, expenses or fees.)
	6.55%	7.36%	5.91% [1]
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)
	12.74%	_	12.87% [2]
50% Russell 3000® Index/50% BofA Merrill Lynch 3-Month U.S. T-Bill Index (reflects no deduction for taxes, expenses or fees.)
	6.55%	_	6.52% [2]
[1]	Class N and Index performance shown reflects performance since the inception date of the Fund’s Class N on May 4, 2011.
[2]	Class I and Index performance shown reflects performance since the inception date of the Fund’s Class I on March 4, 2013.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class N shares only, and after-tax returns for Class I shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
River Road Asset Management, LLC ("River Road")
Portfolio Managers
Matthew W. Moran, CFA
Vice President and Portfolio Manager at River Road;
Lead Portfolio Manager of the Fund since 05/11.
Daniel Johnson, CFA, CPA
Vice President and Portfolio Manager at River Road;
Portfolio Manager of the Fund since 03/12.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Education Savings Accounts (ESAs): $1,000
Custodial Accounts for Minors (UGMA/UTMA): $1,000
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Additional Investment Minimum
Class N and Class I (all accounts):  $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4	AMG Funds